SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  May 15, 2003

                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Delaware                    0-25107                    13-3899472
     ----------------       -------------------        ----------------------
     (State or Other         (Commission File            (I.R.S. Employer
     Jurisdiction of              Number)              Identification Number)
     Incorporation)


                     3 Park Avenue, New York, New York 10016
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 725-6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. Other Events


On May 15, 2003, Dice Inc. (the "Company"), issued a press release relating to the approval of the U.S. Bankruptcy Court for the Southern District of New York of its Disclosure Statement filed in connection with its Joint Plan of Reorganization. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

         (c) Exhibits

Exhibit
Number            Description
--------          -----------

99.1              Press Release dated May 15, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DICE INC.



                                    By: /s/ Brian P. Campbell
                                       -------------------------------------
                                       Name:   Brian P. Campbell
                                       Title:  Vice President and General
                                               Counsel



Dated:  May 15, 2003